Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

Note 9—Goodwill

The changes in the carrying amount of goodwill, allocated by reportable segments, were as follows (See Note 23):

(Dollar amounts in thousands)	Transaction processing	Merchant acquiring, net	Business solutions	Total

Balance at December 31, 2010	$200,569	$166,959	$5,056	$372,584
Currency translation adjustments	(824)	—	(48)	(872)

Balance at December 31, 2011	$199,745	$166,959	$5,008	$371,712

During the third quarter of 2011, the Company completed the impairment evaluation, as described in Note 1, and determined that there were no impairment losses to be recognized during the period. The present value of future cash flows was used to determine the fair value of each reporting unit. There were no triggering events or changes in circumstances that subsequent to the impairment test would have required an additional impairment evaluation.